                                                                   Exhibit 99.13

                 FIRST AMENDMENT TO OPEN-END LEASEHOLD MORTGAGE,
                   SECURITY AGREEMENT, FINANCING STATEMENT AND
                         ASSIGNMENT OF LEASES AND RENTS


     THIS FIRST AMENDMENT TO OPEN-END LEASEHOLD MORTGAGE, SECURITY AGREEMENT, FINANCING STATEMENT AND ASSIGNMENT OF LEASES AND RENTS (this "Amendment") is
                                                              ---------
dated as of May 16, 2002 and is by and between APW-ERIE, INC. (f/k/a Metalade of Pennsylvania, Inc.), a Pennsylvania corporation, as Mortgagor (the "Mortgagor"),
                                                                    ---------
and BANK OF AMERICA, N.A., a national banking association ("Bank of America"),
                                                            ---------------
in its capacity as Post-Petition Agent for the financial institutions as are, or may from time to time become, parties to the Post-Petition Credit Agreement (as such terms are hereinafter defined) and in its capacity as Administrative Agent for the financial institutions as are, or may from time to time become, parties to the Credit Agreement (as such term is hereinafter defined).

                                    RECITALS:


     A.  Contemporaneously herewith, APW Ltd. (the "Company"), various financial
                                                    -------
institutions (the "Lenders") and Bank of America, as the post-petition agent and
                   -------
U.S. collateral agent (in such capacities, the "Post-Petition Agent", are
                                                -------------------
entering into a Post-Petition Multicurrency Superpriority Credit Agreement (the "Post-Petition Credit Agreement").
 ------------------------------

     B. The Company, various financial institutions (the "Banks") and Bank of America, as administrative agent, have previously entered into an Amended and Restated Multicurrency Credit Agreement dated as of May 15, 2001 (as amended, the "Credit Agreement").
     ----------------

     C. The Lenders have required as a condition to making the extensions of credit provided for in the Post-Petition Credit Agreement that the Mortgagor become a party to the Guaranty, dated May 16, 2002 (the "Post-Petition
                                                         -------------
Guaranty") wherein Mortgagor guaranties the obligations of the Company under the
--------
Post-Petition Credit Agreement.

     D. The Mortgagor has executed and delivered to secure its obligations to Bank of America , in its capacity as administrative agent under the Credit Agreement, an Open-End Leasehold Mortgage, Security Agreement, Financing Statement and Assignment of Leases and Rents (as such term is defined in the Credit Agreement) (the "Original Mortgage") in favor of First American Title
                        -----------------
Insurance Company, which shall hereafter secure the Mortgagor's obligations with respect to both the Post-Petition Credit Agreement and the Credit Agreement. The Original Mortgage relates to real property legally described on Exhibit A hereto
                                                                ---------
(the "Mortgaged Property"). The Original Mortgage was recorded in the real
      ------------------
property records of the county in which the Mortgaged Property is situated, and recording information for the Original Mortgage is set forth on Exhibit B
                                                                ---------
hereto.

     E. In connection with the execution of Post-Petition Credit Agreement, and as a requirement to the effectiveness thereof, the Company, the Mortgagor and other Subsidiaries of the Company have executed and delivered a Reaffirmation of Guaranties (the "Reaffirmation") to confirm the effectiveness of each individual guaranty (the
 -------------
"Original Guaranties") executed by the Mortgagor as required in connection with
 -------------------
the Credit Agreement and the Post-Petition Guaranty and various other loan documents and that the Original Mortgage as amended hereby relates to the obligations of the Company under both the Credit Agreement and the Post-Petition Credit Agreement. As a further condition to the effectiveness of the Post-Petition Credit Agreement, the Lenders have required that the Mortgagor execute and deliver this Amendment.

                                   AGREEMENTS

          NOW, THEREFORE, in consideration of the mutual agreement contained herein, the Original Mortgage is amended, and the parties hereto agree, as follows:

          1.  Recital. The Recitals of the Original Mortgage are hereby amended
              -------
to incorporate the Recitals of this Amendment.


          2.  Guaranty. The term "Guaranty", as used in the Original Mortgage,
              --------            --------
is hereby amended to mean the Original Guaranties as confirmed by the Reaffirmation and the Post-Petition Guaranty.

          3.  Banks. Except as the context may otherwise require, as determined
              -----
in the reasonable discretion of the Post-Petition Agent, the term "Banks" is
                                                                   -----
hereby amended to mean the Banks (as such term is defined in the Credit Agreement) and the Lenders (as such term is defined in the Post-Petition Credit Agreement).

          4.  The Credit Agreement. The term "Credit Agreement," as used in the
              --------------------
Original Mortgage, is hereby amended to mean both the Credit Agreement and the Post-Petition Credit Agreement, as the same may be amended, modified, replaced or substituted from time to time. Any other term (including, without limitation, "Obligations" or "Loan Documents") used in the Original Mortgage as amended hereby that is defined by reference to the "Credit Agreement" shall be deemed defined by reference to the Post-Petition Credit Agreement.

          5.  Other Defined Terms. Other capitalized terms used in this
              -------------------
Amendment and not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Mortgage, or if not defined therein, the respective meanings given in the Post-Petition Credit Agreement. In the event of any inconsistency in defined terms between the Credit Agreement, the Post-Petition Credit Agreement, the Mortgage or the other Loan Documents shall be resolved by the Post-Petition Agent in its reasonable discretion.

          6.  Lien Priority. Nothing contained herein shall in any manner affect
              -------------
or impair the priority of the lien of the Original Mortgage as to the indebtedness secured thereby prior to giving effect to this Amendment, nor affect any other security held by the Post-Petition Agent on behalf of the Banks to secure repayment or performance of the obligations referred to therein, nor constitute a novation of the Original Mortgage or the obligations secured thereby.

          7.  Intercreditor Agreement. Any proceeds of the Mortgaged Property
              -----------------------
shall be applied by the Post-Petition Agent to payment of expenses, including reasonable attorneys' fees and legal expenses, and thereafter to the payment of any and all Liabilities in such order of application as required by that certain Intercreditor Agreement (the "Intercreditor Agreement"), as defined for purposes
                              -----------------------
of the Post-Petition Credit Agreement, as the Intercreditor Agreement may be amended, modified, replaced or substituted from time to time.

          8.  Reaffirmation. The Mortgagor hereby repeats, reaffirms and remakes
              -------------
all representations, warranties, covenants and agreements contained in the Original Mortgage as of the date of this Amendment.

          9.  Representations. The Mortgagor represents and warrants that (i) no
              ---------------
default or event of default currently exists under the Original Mortgage as amended hereby or any of the other Loan Documents; and (ii) no condition exists which with the giving of notice or the passage of time, or both, would result in such a default or event of default, except as may arise as a result of the commencement of a Chapter 11 proceeding in bankruptcy by the Mortgagor or its affiliates.

          10. Full Force and Effect. All of the provisions, rights, powers and
              ---------------------
remedies contained in the Original Mortgage shall stand and remain unchanged and in full force and effect, except to the extent specifically amended hereby, and shall be applicable to all of the properties, rights and privileges subject to the lien of the Original Mortgage as amended hereby.

          11. References. No reference to this Amendment need be made in any
              ----------
instrument or document at any time referring to the "Mortgage", and any reference in any such instrument or document to the "Mortgage" shall be deemed to be a reference to the Original Mortgage as amended hereby and as further amended, modified, replaced or substituted from time to time.

          12. Time of the Essence. Time is of the essence with respect to the
              -------------------
performance of all of the obligations to be performed under the Original Mortgage as amended hereby.

          13. Successors and Assigns. The Original Mortgage as amended hereby
              ----------------------
binds the Mortgagor and its successors, assigns, heirs, administrators, executors, agents and representatives and inures to the benefit of the Post-Petition Agent and the Banks and their respective successors, assigns, heirs, administrators, executors, agents and representatives.

          14. Counterparts. This Amendment may be executed in any number of
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          15. Amendments. No provision of this Amendment or the Original
              ----------
Mortgage as amended hereby may be modified, amended or waived except by a writing executed by the party sought to be bound thereby. No consent or approval of the Post-Petition Agent or the

Banks shall be given or deemed to have been given except to the extent expressly set out in a writing executed and delivered by the Post-Petition Agent to the Mortgagor.

          16.  Amendment as Loan Document. This Amendment shall be considered a
               --------------------------
Loan Document and a Collateral Document and shall be construed in conjunction with the other Loan Documents and Collateral Documents.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment on the date first above written.

--------------------------

[SEAL]                        APW-ERIE, INC.  (f/k/a Metalade of Pennsylvania,
                               Inc.), a Pennsylvania corporation, as Mortgagor


                              By: /s/ Michael Gasick
                                 ------------------------------
                              Its: Treasurer
                                  -----------------------------


                              By:
--------------------------    Its:


[SEAL]                        BANK OF AMERICA, N.A., a national banking
                               association, as Post-Petition Agent

                              By: /s/ M. Duncan McDuffie
                                 -------------------------------
                              Its: Managing Director
                                  ------------------------------


This document was prepared by
and after recording should be
returned to:

Robert V. Fitzsimmons
Mayer, Brown, Rowe & Maw
190 South LaSalle Street
Chicago, Illinois 60603-3441

STATE OF WI           )
                      ) SS.
COUNTY OF WAUKESHA    )

          On this 16th day of May, 2002, before me appeared Michael Gasick to me personally known, who, being by me duly sworn, did say that he is the Treasurer of APW-ERIE, INC. (f/k/a Metalade of Pennsylvania, Inc.), a Pennsylvania corporation and that said instrument was signed on behalf of said corporation, pursuant to due authority, properly exercised, and said Treasurer acknowledged said instrument to be the free act and deed of said Company.

         IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

                                Notary Public /s/ Anna M. Sanfilippo-Stankevich



My term expires: 11/24/02

                                ACKNOWLEDGMENT

State of California          )
                             )  SS.
County of Los Angeles        )


     On May 16, 2002, before me, Marie I. Gayed, Notary Public, personally appeared Malcolm Duncan McDuffie, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or entity upon behalf of which the person acted, executed the instrument.



WITNESS my hand and official seal.


                                                          Marie I. Gayed
                                                  ------------------------------
           Notary Seal                             Signature of Notary Public

                                                            4000 West Ridge Road
                                                              Erie, Pennsylvania

                                    EXHIBIT A

                                Legal Description
                                -----------------

         All that certain piece or parcel of land situate in the Township of Millcreek, County of Erie, and State of Pennsylvania, being part of Reserve Tract Twenty (20) bounded and described as follows, to-wit: BEGINNING at the northwest corner of the whole piece at a railroad rail monument at intersection of the Western line of Reserve Tract No. 20 with the southerly line of right-of-way of the New York, Chicago, and St. Louis Railroad Company, said point also being the northeast corner of land of Evans Brothers; thence along the southerly line of the right-of-way of said Railroad Company, north sixty
(60) degrees, forty-nine (49) minutes east, parallel with and fifty (50) feet at right angles from the center line of said railroad, three hundred and thirty-two hundredths (300.32) feet to a railroad rail monument; thence by residue of the piece, south twenty-six (26) degrees, thirty-one (31) minutes east, seven hundred seventy-nine and five hundredths (779.05) feet to a railroad rail monument; thence by the same south sixty-three (63) degrees, fifty-four (54) minutes west, one hundred sixty-six and thirty-four hundredths (166.34) feet to a railroad rail monument; thence by the same south twenty-six (26) degrees, thirty-one (31) minutes east, two hundred (200) feet to a railroad rail monument; thence by the same south twenty-six (26) degrees, thirty-one (31) minutes east, two hundred (200) feet to a railroad monument in the northerly line of a sixty (60) foot street, (see Deed Book 293, page 1); thence south sixty-three (63) degrees, fifty-four (54) minutes west along the north line of said street, one hundred thirty-three and sixty-seven hundredths (133.67) feet to a railroad monument in the west line of Reserve Tract No. 20; thence along the said tract line north twenty-six (26) degrees, thirty-one (31) minutes west along line of W.W. Love and Evans Brothers, nine hundred sixty-three and seven hundreds (963.07) feet to the place of beginning, and containing five and nine hundred twenty-four thousandths (5.924) acres of land, together with all and singular the buildings and structures, machines and machinery, shafting, engines, boilers, pumps, tools, fixtures, and other appurtenances, erected or in the process of erection, or which may hereafter be erected, on the real estate hereinabove described or constituting in connection therewith, the plant of the Ervite corporation, it being the intention of this Indenture to include as part of the real estate, all of the buildings, machinery, tools, and appliances erected or used thereon as part of said plant. Conveyance is made under and subject to right-of-way of Pennsylvania Electric Company, as recorded in Contract Book 40, at page 284.

         Excepting and reserving, however, the West forty (40) feet to the above described premises which were conveyed by said party of the first part to the Township of Millcreek, for the purpose of laying out a street by deed about to be recorded.

         ALSO, all that certain piece or parcel of land situate in the Township of Millcreek, County of Erie, State of Pennsylvania, being part of Reserve Tract 20, bounded and described as follow, to-wit: BEGINNING at the northwesterly corner of the whole piece at a railroad rail monument in the southerly line of right-of-way of the Norfolk & Western Railway Company, formerly the New York, Chicago & St. Louis Railroad Co., distant thereon North 60(Degrees) 48' 00" East, 300.32 feet from a railroad rail monument at its intersection with the westerly line of Reserve Tract 20 and easterly line of the West Gore Tract, said point also being the northeasterly corner of a 5.924 acre parcel of land heretofore conveyed by The Protane Corporation to Ervite Corporation, December 22, 1948, Deed Book 530 at page 459; thence North 60(Degrees) 48' 00" East, along the southerly line of right-of-way of the Norfolk & Western Railroad Company, aforesaid, parallel with and 50 feet at right angles from the centerline of said right-of-way and tract, five hundred forty-three and sixty-nine hundredths (543.69) feet to a concrete monument at the Northwesterly corner of land of Norman E. and Isabell Jean Williams, Deed Book 814, at page 64, and Deed Book 889 at page 122; thence along said land South 26(Degrees) 34' 30" East, one hundred eighty-one and no one hundredths (181.00) feet to a double concrete monument; thence by the same North 63(Degrees) 15' 50" East, one hundred forty and sixty-eight hundredths (140.68) feet to a double concrete monument; thence by the residue of the piece for the following three courses and distances, viz; South 26(Degrees) 09' 40" East, three hundred seventy-three and forty-nine hundredths (373.49) feet to a double concrete monument; South 71(Degrees) 09' 40" East, forty-two and forty-three hundredths (42.43) feet to a double concrete monument, and North 63(Degrees) 50' 20" East, passing over a double concrete monument in the Westerly line of Pennsylvania Legislative Route 4710, also known as Powell Avenue, at distance of 120.00 feet, one hundred sixty-nine and seventy-two hundredths (169.72) feet to the original centerline of Powell Avenue; thence South 26(Degrees) 07' 20" East, along the original center of Powell Avenue, one hundred eight-nine and twelve hundredths (189.12) feet to the northeasterly corner of land of Louis Green; thence along said land South 63(Degrees) 43' 40" West, passing over an old 1 1/2 inch iron pipe at distance of 24.60 feet and an iron survey point at 49.60 feet, three hundred thirty-six and four hundreds (336.04) feet to an old 1 1/2 inch iron pipe; thence South 26(Degrees) 36' 00" East, along the westerly line of land of Louis Green, Edward Schmidt and R.C. Asmus, two hundred thirty-five and thirty-six hundredths (235.36) feet to an old 1 1/2 inch iron pipe; thence South 36(Degrees) 52' 40" West, along the Northerly line of land of Larry Hamilton, passing 0.10 feet North of an old 1 1/2 inch iron pipe at distance of 165.93 feet and continuing along the northerly line of Protane Boulevard, five hundred forty-four and sixteen hundredths (544.16) feet to a one inch iron pipe at the southeasterly corner of land heretofore conveyed by the Protane Corporation to Willard E. and Jeanette K. Beaumont, Deed Book 669 at page 74, and Deed Book 734 at Page 232; thence along said land North 26(Degrees) 31' 00" West, parallel with and 300 feet at right angles from the westerly line of Reserve Tract No. 20, passing over a railroad rail monument at distance of 200 feet and continuing along the Easterly line of a 5.924 acre parcel of land heretofore conveyed to Ervite Corporation, aforesaid, nine hundred seventy-nine and two hundredths (979.02) feet to the place of beginning. Containing 15.162 acres of land, and having three warehouses, machine shop, garage and outbuildings, railroad sidings, and appurtenances erected thereupon.

         Excepting and reserving to the Commonwealth of Pennsylvania, and the public, the rights, as they may appear, in and to the right-of-way of Powell Avenue, also known as PA.L.R. 4710.

         Excepting and reserving to the Pennsylvania Electric Company, the rights as they may appear, to maintain transmission lines over and across the above described premises in their present location.

         Excepting and reserving to the General Telephone Company of Pennsylvania, the rights as they may appear, to maintain transmission lines over and across the above described premises in their present location and to construct and maintain certain conduits and manholes within the right-of-way of Powell Avenue, also known as PA.L.R. 4710 in accordance with a certain agreement or right-of-way given by the Protane Corporation under date April 30, 1965.

         Excepting and reserving therefrom the property conveyed to Pennsylvania Gas Company by deed dated March 5, 1968 and recorded in Erie County Deed Book 977 at page 340.

         Also, excepting and reserving therefrom those certain pieces of real estate conveyed 12/14/79 by deed recorded in Erie County Deed Book 1374, page 55, and 3/7/80 in Erie County Deed Book 1381, page 44.

         Also, excepting and reserving therefrom that certain parcel of real estate conveyed to Stephen M. Andres, et al. by deed recorded April 4, 1985 in Erie County Deed Book 1574, page 552; and 5.160 acres conveyed to EIDCO, Inc. by deed recorded March 25, 1988 in Erie County Record Book 44, page 2161.

         This conveyance is made under and subject to any conditions, reservations, right-of-way, covenants, restrictions or easements of record and/or those that are visible to a physical inspection.

         Being part of the same premises conveyed to Parties of the First Part by deed dated December 26, 1984 and recorded in Erie County Deed Book 1564, page 412 on December 27, 1984.

         This conveyance includes the rights of Parties of the First Part regarding easements set forth in Record Book 44, page 2161 and Record Book 46, page 857.

         The foregoing property is further described according to the survey hereafter mentioned:

         All that certain piece or parcel of land situated in the Township of Millcreek, County of Erie, State of Pennsylvania, being part of Tract 20 and being more particularly bounded and described as follows, to-wit:

         BEGINNING at the northwesterly corner of the piece at an iron survey point in the easterly line of Colonial Avenue (65 foot Right-of-Way) at its intersection with the southerly line of lands of the Norfolk & Western Railroad, formerly lands of the New York, Chicago & St. Louis - Railroad Co., said point of beginning also being located North 60 Degrees, 48 Minutes 00 Seconds East,
40.04 feet from a railroad rail monument at the intersection of the southerly line of said lands of the Norfolk & Western Railroad with the westerly line of Tract 20;

         THENCE North 60 Degrees, 48 Minutes, 00 Seconds East, along said southerly line of the Norfolk & Western Railroad, a distance of 803.97 feet to a monument, said point being the northwesterly corner of lands of Ferrellgas, Inc. as per record in Erie County Deed Book 1660, Page 72;

         THENCE South 26 Degrees, 34 Minutes, 30 Seconds East, along the westerly line of lands of said Ferrellgas, Inc., and along a westerly line of lands of EIDCO, Inc. as per record in Erie County Record Book 44, Page 2166, passing over a concrete monument at a distance of 181 feet, a total distance of
202.98 feet to an iron survey point;

         THENCE South 63 Degrees, 15 Minutes, 47 Seconds West, along a northerly line of lands of said EIDCO, Inc., a distance of 77.31 feet to an iron survey point;

         THENCE South 61 Degrees, 15 Minutes, 05 Seconds West, continuing along a northerly line of lands of said EIDCO, Inc., a distance of 348.56 feet to an iron survey point;

         THENCE South 26 Degrees, 41 Minutes, 20 Seconds East, along the westerly line of lands of said EIDCO, Inc., a distance of 356.60 feet to an iron survey point;

         THENCE North 63 Degrees, 50 Minutes, 20 Seconds East, along a southerly line of lands of said EIDCO, Inc., a distance of 424.66 feet to an iron survey point;

         THENCE South 26 Degrees, 36 Minutes, 00 Seconds East, along a westerly line of lands of said EIDCO, Inc., and along the westerly line of lands of the Erie County Industrial Development Authority as per record in Erie County Deed Book 1374, Page 55 and Deed Book 1381, Page 44, and along the westerly lines of lands of Bernard J. Laird, et ux, James M. McDonald, et ux and Robert C. Asmus, et ux, passing over an iron survey point at distances of 32.06 feet, and passing over iron pipes at a distance of 186.78 feet and 416.82 feet, a total distance of 422.14 feet to an iron pipe;

         THENCE South 63 Degrees, 52 Minutes, 40 Seconds West, along the northerly line of lands of Larry Hamilton, et ux, and along the northerly line of Protane Boulevard (60 feet Right-of-Way), a distance of 544.16 feet to an iron pipe;

         THENCE North 26 Degrees, 31 Minutes, 00 Seconds West, along the easterly line of lands of John D. Lobrozzi, et ux, a distance of 200 feet to a railroad rail monument;

         THENCE South 63 Degrees, 54 Minutes, 00 Seconds West, along the northerly line of lands of said Lobrozzi, and along the northerly line of lands of Lawrence Hadaway, ux et al, a distance of 166.34 feet to an iron pipe;

         THENCE South 26 Degrees, 31 Minutes, 00 Seconds East, along the westerly line of lands of said Hadaway, a distance of 200 feet to a railroad rail monument in the northerly line of said Protane Boulevard;

         THENCE South 63 Degrees, 54 Minutes, 00 Seconds West, along said northerly line of Protane Boulevard, a distance of 52.67 feet to an iron survey point;

         THENCE North 26 Degrees, 31 Minutes, 00 Seconds West, along the easterly line of lands of National Fuel Gas as per record in Erie County Deed Book 997, Page 340, a distance of 24 feet to an iron survey point;

         THENCE South 63 Degrees, 54 Minutes, 00 Seconds West, along the northerly line of lands of said National Fuel Gas, a distance of 20 feet to an iron survey point;

         THENCE South 26 Degrees, 31 Minutes, 00 Seconds East, along the westerly line of lands of said National Fuel Gas, a distance of 24 feet to an iron survey point in said northerly line of Protane Boulevard;

         THENCE South 63 Degrees, 54 Minutes, 00 Seconds West, along said northerly line of Protane Boulevard, a distance of 21 feet to a concrete monument in the easterly line of said Colonial Avenue;

         THENCE South 26 Degrees, 31 Minutes, 00 Seconds West, along said easterly line of Colonial Avenue, and along a line 40 feet, measured at right angles, east of and parallel to said westerly line of Tract 20, a distance of
964.95 feet to a point and the place of beginning.

         Containing 13.7553 acres of land, therein, net measure. Being the same parcel of land as shown on a plan titled "Title Insurance Survey For the ERVITE CORPORATION" as prepared by ACME Engineers, David James Laird, Professional Land Surveyor and dated June 21, 1988.

         EXCEPTING all that certain piece or parcel of land situate in the
         ---------
Township of Millcreek, County of Erie, and Commonwealth of Pennsylvania bounded and described as following to wit: BEING Parcel "A-1" and Parcel "A-2" of a Replot of Lands of Ervite Division of Metalade of Pennsylvania, Inc. as recorded in the Recorder of Deeds Office of Erie County, Pennsylvania at Map No. 1999-407. Being part of Erie County Tax Index No. (33) 45-227-1.

Common Address:   4000 West Ridge Road
                  Erie, Pennsylvania

PIN #:            ___________________________

                                    EXHIBIT B
                     Identification of Mortgage Document(s)
                     -------------------------------------

Site Address:  4000 West Ridge Road
               Erie, Pennsylvania

--------------------------------------------------------------------------------
                                 Date of                               Date of
Document                        Document  Recording Information       Recording
--------------------------------------------------------------------------------

Open-End Leasehold Mortgage,      8/8/01  Recorded in Book Volume      9/7/01
Security Agreement, Financing             807, Page 1380, in Recorder
Statement, Assignment of Leases           of Deed's Office of Erie
and Rents.                                County, Pennsylvania
                                          (Document No. 033373).
--------------------------------------------------------------------------------